                 ACT MANUFACTURING (THAILAND) PUBLIC COMPANY LIMITED
                        CONDENSED CONSOLIDATED BALANCE SHEET
                                     MAY 24, 2002
                                    (IN THOUSANDS)

                                                                            MAY 24, 2002
                                                                           -------------
                                                                            (unaudited)
ASSETS
Cash and cash equivalents                                                  $      17,894
Accounts receivable, net                                                          21,097
Inventories, net                                                                  27,157
Prepaid expense and other current assets                                           2,653
                                                                           -------------
    Total current assets                                                          68,801
Property, plant and equipment, net                                                17,729
Goodwill, net                                                                     86,001
Other assets                                                                          28
                                                                           -------------
    Total assets                                                           $     172,559
                                                                           =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current installments of long-term debt                                     $       4,994
Notes payable                                                                     12,185
Accounts payable                                                                  19,264
Accrued expenses and other                                                         4,544
                                                                           -------------
    Total current liabilities                                                     40,987
Long-term debt                                                                    15,056
Other long-term liabilities                                                          490

Stockholders' Equity:
Common stock                                                                      15,679
Additional paid-in capital                                                        85,783
Retained earnings                                                                 14,615
Accumulated other comprehensive loss                                                 (51)
                                                                           -------------
    Total stockholders' equity                                                   116,026
                                                                           -------------
    Total liabilities and stockholders' equity                             $     172,559
                                                                           =============



See accompanying notes to condensed consolidated financial statements.

               ACT MANUFACTURING (THAILAND) PUBLIC COMPANY LIMITED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 SIX MONTHS ENDED MAY 24, 2002 AND MAY 25, 2001
                                 (IN THOUSANDS)

                                                                          SIX MONTHS ENDED
                                                             ---------------------------------------
                                                              MAY 24, 2002             MAY 25, 2001
                                                             --------------           --------------
                                                                           (unaudited)
Net sales                                                    $       90,347           $      121,097
Cost of goods sold                                                   83,531                  107,145
                                                             --------------           --------------
    Gross profit                                                      6,816                   13,952
Selling, general and administrative                                   2,960                    3,666
Amortization of goodwill                                                 --                    4,952
                                                             --------------           --------------
    Income from operations                                            3,856                    5,334
Interest expense                                                       (852)                  (1,638)
Other income                                                            194                    2,596
                                                             --------------           --------------
    Income before income taxes                                        3,198                    6,292
Income tax benefit (expense)                                              8                      (45)
                                                             --------------           --------------
    Net income                                               $        3,206           $        6,247
                                                             ==============           ==============


See accompanying notes to condensed consolidated financial statements.

                  ACT MANUFACTURING (THAILAND) PUBLIC COMPANY LIMITED
                    CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                             MAY 24, 2002 AND MAY 25, 2001
                                    (IN THOUSANDS)

                                                                                SIX MONTHS ENDED
                                                                        ------------------------------
                                                                        MAY 24, 2002      MAY 25, 2001
                                                                        ------------      ------------
                                                                                 (unaudited)
Cash flows from operating activities:
Net income                                                                $    3,206        $    6,247
Adjustments to reconcile net income to net cash
  provided by operating activities
    Depreciation and amortization of property, plant
      and equipment                                                            1,367             1,154
    Goodwill amortization                                                         --             4,952
    Gain on disposal of equipment                                                 --               (49)
    Changes in operating assets and liabilities:
      Accounts receivable                                                      2,405            11,201
      Inventories                                                             (3,922)           13,340
      Prepaid assets and other current assets                                     13            (2,217)
      Accounts payable                                                           930           (13,144)
      Accrued liabilities                                                     (2,679)          (13,541)
                                                                          ----------        ----------
          Net cash provided by operating activities                            1,320             7,943
                                                                          ----------        ----------
Cash flows from investing activities:
  Purchases of property, plant and equipment                                    (769)           (2,768)
  Proceeds from sale of equipment                                                 --                61
                                                                          ----------        ----------
          Net cash used in investing activities                                 (769)           (2,707)
                                                                          ----------        ----------
Cash flows from financing activities:
  Net borrowings on bank overdrafts and notes
    payable to banks                                                           8,302            13,359
  Principal payments on long-term debt                                        (2,497)          (14,175)
                                                                          ----------        ----------
          Net cash provided by financing activities                            5,805              (816)
                                                                          ----------        ----------
Net increase in cash and cash equivalents                                      6,356             4,420

Cash and cash equivalents at beginning of period                              11,538             4,005
                                                                          ----------        ----------
Cash and cash equivalents at end of period                                $   17,894        $    8,425
                                                                          ==========        ==========

Supplemental disclosure of cash flow information:
  Interest paid                                                           $      861        $    1,925
  Income taxes paid                                                       $      580        $       24



See accompanying notes to condensed consolidated financial statements.

               ACT MANUFACTURING (THAILAND) PUBLIC COMPANY LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


(1)      BASIS OF PRESENTATION

         ACT Manufacturing (Thailand) Public Company Limited (the "Company"), is a registered Thai company in the business of assembling electronic products for export.

         The condensed consolidated financial statements included herein have been prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements reflect all normal and recurring adjustments which in the opinion of management are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited annual financial statements and notes included elsewhere herein.

(2)      INVENTORIES

         Inventories consist of the following at May 24, 2002:

                 Finished goods                                    $     3,387
                 Work in Process                                         6,803
                 Raw materials                                          23,581
                 Less provision for obsolete inventory                  (6,614)
                                                                   -----------
                                                                   $    27,157
                                                                   ===========

(3)      PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consist of the following at May 24, 2002:

                 Land                                              $     3,266
                 Buildings                                               6,810
                 Machinery and equipment                                 8,171
                 Leasehold improvements                                  1,073
                 Vehicles                                                1,019
                 Construction in progress                                  480
                                                                   -----------
                          Total                                         20,819
                 Less: accumulated depreciation                         (3,090)
                                                                   -----------
                                                                   $    17,729
                                                                   ===========

               ACT MANUFACTURING (THAILAND) PUBLIC COMPANY LIMITED
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


(4)      BORROWING FACILITIES

         The Company has a credit facility with two local banks, which has five tranche facilities. The five tranche facilities include the following at May 24, 2002:

                  Tranche A and B are long-term facilities with maximum aggregate principal of $25.0 million. Both Tranches bear interest at LIBOR plus 2.5% and are payable in quarterly installments until 2006. At May 24, 2002, interest rates ranged from 4.62% to 5.18%. The total from both tranches outstanding at May 24, 2002 was $20.1 million.

                  Tranche C are short-term revolving credit lines aggregating $28.5 million, of which $11.3 million was outstanding at May 24, 2002. The credit lines bear interest at a range of LIBOR plus 2.75% to 4.35%. At May 24, 2002, interest rates ranged from 4.35% to 6.87%.

                  Tranche D is a banking overdraft credit line aggregating Baht 20 million. The credit line was unused at May 24, 2002. The Company's banking overdraft lines carry interest at the rate of MOR, which is equal to 8% on average.

                  Tranche E is a guarantee credit line aggregating Baht 40 million, of which Baht 34.2 million ($0.9) was outstanding at May 24, 2002.

         The Company has another short-term credit facility aggregating $4.0 million, which was not used at May 24, 2002.